UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2010

LIVE CURRENT MEDIA INC.
(Exact name of Registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	000-29929 (Commission File Number)	88-0346310 (IRS Employer Identification Number)

375 Water Street, Suite 645
Vancouver, British Columbia V6B 5C6
(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 453-4870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On March 25, 2008, we and our wholly owned subsidiary, Communicate.com Delaware, Inc., entered into an Agreement and Plan of Merger with Entity, Inc., a Delaware corporation (commonly referred to as “Auctomatic”), and the shareholders of Auctomatic.  The merger was consummated on May 22, 2008.  As part of the merger transaction, we issued 18 promissory notes representing a total principal amount of $800,000 (the “Original Notes”) to the Auctomatic shareholders.  On August 21, 2009 we filed a Current Report on Form 8-K indicating that we had reached an agreement with 12 of the Auctomatic shareholders, who collectively held Original Notes having a total principal amount of $424,934.40 (the “Note Holders”).  The Note Holders agreed to accept new convertible promissory notes (the “Convertible Notes”) in lieu of the cash payment that was due on May 22, 2009 pursuant to the terms the Original Notes.  Six holders of the Original Notes, which represented a total principal amount of $375,065.60, did not accept this offer.

On May 26, 2010 we completed an offer to the 12 Note Holders.  Seven of the Note Holders accepted the offer and are referred to in this report as the “New Note Holders”.  The New Note Holders agreed to the cancellation of their Convertible Notes, which represented a total principal amount of $138,494.40, and accepted new promissory notes (the “May 2010 Notes”) in place of their Convertible Notes.  The May 2010 Notes require us to make payments of principal plus 8% interest over a period of three years.  The payments of principal and interest will be made in 12 equal installments on a quarterly basis, beginning on June 1, 2010.  Any unpaid principal and accrued interest must be paid on the maturity date, which is May 22, 2013.  The principal amount may be prepaid by the Company, in whole or in part, at any time or from time to time, without premium or penalty due.

Item 1.02.                      Termination of a Material Definitive Agreement.

See Item 1.01 above, which is incorporated herein.  As part of the offer completed on May 26, 2010, we cancelled 7 of the 12 Convertible Notes.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, which is incorporated herein.

Item 3.03                      Material Modification to Rights of Security Holders.

See Item 1.01 above, which is incorporated herein.  By accepting the May 2010 Notes, the New Note Holders have relinquished their rights to convert the principal amount of the May 2010 Notes, and all accrued interest, into shares of our common stock.

Item 9.01                      Financial Statements and Exhibits.

Exhibit 10.1                      Form of Promissory Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.

By:	/s/ C. Geoffrey Hampson
C. Geoffrey Hampson
Chief Executive Officer
Dated: June 2, 2010